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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 27, 2004
Date of Report (Date of earliest event reported)

MARINE JET TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-33297	88-0450923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4805 158 Court NE
Redmond, WA 98052
 (Address of principal executive offices including zip code)

(425) 869-2723
 Registrant's telephone number, including area code

None
 (Former name or former address, if changed since last report.)

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ITEM 7.     FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description

99.1	Press Release

ITEM 9.     REGULATION FD DISCLOSURE

Marine Jet Technology Corp announced today that the Company has retained the services of two strategic consultants that specialize in assisting small cap public companies such as MJET to more effectively execute their business plans.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 27th day of July, 2004.

MARINE JET TECHNOLOGY CORP.
(Registrant)

BY:	/s/ Jeff Jordan
Jeff Jordan President, Principal Executive Officer and a member of the Board of Directors.